COMMON STOCK                                                   COMMON STOCK


PTN                              PTN MEDIA, INC.             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP 69366H 10 5


                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $ .001 PER SHARE, OF

PTN MEDIA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                                                        PRESIDENT


COUNTERSIGNED AND REGISTERED:
CORPORATE STOCK TRANSFER, INC.
(DENVER, COLORADO)
TRANSFER AGENT
AND REGISTRAR
BY


AUTHORIZED OFFICER

                                PTN MEDIA, INC.

THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY, IN ACCORDANCE WITH THE CORPORATION'S AMENDED AND RESTATED BY-LAWS, REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM- as tenants in common

TEN ENT- as tenants by the entireties


JT TEN-  as joint tenants with right of
         survivorship and not as tenants
         in common


UNIF GIFT MIN ACT-     under Uniform Gifts to Minors
                       Act Custodian

                         (Cust)         (Minor)          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                    hereby sells, assigns and transfers unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


                                                                         shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.